SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: August 7, 2001



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                          43-1309065
(Commission File Number)                   (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                63302-0900
(Address of Principal Executive Offices)                (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

                              _____________________



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Item 9.  Regulation FD Disclosure.

         On August 7, 2001, LMI Aerospace, Inc. issued a press release announcing second quarter 2001 net income of $943,000, or $.12 per share, and net income for the first six months of 2001 of $1,825,000, or $.23 per share. The text of the announcement is attached hereto as Exhibit 99.1.

         Exhibit Number            Description

         99.1 Text of Press Release, dated August 7, 2001, issued by LMI Aerospace, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 7, 2001

                                     LMI AEROSPACE, INC.


                                     By: /s/ Lawrence E. Dickinson
                                        -----------------------------------
                                         Lawrence E. Dickinson
                                         Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


Exhibit                             Description

99.1 Text of Press Release, dated August 7, 2001, issued by LMI Aerospace, Inc.